Exhibit 1.1







                  DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC





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                            PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)


                             UNDERWRITING AGREEMENT
                               STANDARD PROVISIONS


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                                   MARCH 1997














MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS

         Deutsche Financial Capital Securitization LLC, a North Carolina limited liability company (the "Company"), proposes to sell Pass-Through Certificates ("Certificates") in various series (each a "Series"), in one or more offerings on terms to be determined at the time of sale, each to be issued by a separate trust (a "Trust") under a pooling and servicing agreement for such Series that incorporates by reference standard terms (such agreement collectively with such standard terms, the "Pooling and Servicing Agreement"), among the Company, Deutsche Financial Capital Limited Liability Company ("DFC"), and the trustee named therein (the "Trustee"). The certificates of each Series (the "Certificates") will represent in the aggregate the entire beneficial ownership interest in a segregated pool of manufactured housing installment sales contracts ("Contracts") secured by units of manufactured housing ("Manufactured Homes") and/or mortgage loans ("Mortgage Loans" and, collectively with Contracts, "Assets") secured by first liens on real estate to which the related Manufactured Homes are deemed permanently affixed ("Mortgaged Properties").

         The Trustee may make one or more elections to have Trust Assets or portions thereof treated as real estate mortgage investment conduits (each, a "REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In the event that more than one REMIC is created for a Series, all references herein to a REMIC shall be deemed to refer to all related REMICs, unless the context otherwise requires.

         The Company will sell, assign and transfer the Assets acquired by it to the related Trust, all in exchange for the Certificates of the related Series issued by that Trust. The Assets will have been acquired by the Company from DFC, Oakwood Acceptance Corporation (the "Servicer"), or from one or more unaffiliated sellers (each, in such capacity, a "Seller"), in each case pursuant to a sales agreement (each, a "Sales Agreement") between the Company and the Seller of such Assets. The net proceeds to the Company from the sale of each Series of the Certificates principally will be used to pay the purchase price of the Assets acquired for the related Trust.

         The Certificates are more fully described in the Registration Statement (as hereinafter defined). Each Series of Certificates, and any classes of Certificates within each Series, may vary, among other things, as to number and types of classes, aggregate principal amount, final stated distribution dates, the rate or rates of interest accruing thereon, and the allocation, priority and timing of distributions thereon.

         From time to time, the Company may enter into one or more terms agreements (each, a "Terms Agreement") substantially in the form of the Form of Terms Agreement attached hereto as Exhibit A, which Terms Agreements provide for the sale of all or a portion of certain classes of a Series of Certificates (such certificates to be so purchased being herein collectively referred to as the "Underwritten Certificates") to the underwriters named in the related underwriting agreement (the "Underwriters"). The standard provisions set forth herein are to be incorporated by reference in any such Terms Agreement. A Terms Agreement, including the provisions hereof incorporated therein by reference, is herein referred to as an "Underwriting Agreement" or an "Agreement." Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to them in the Terms Agreement into which the standard provisions are incorporated and if not defined therein shall have the meanings assigned to them in the related Pooling and Servicing Agreement.

         The Terms Agreement relating to each offering of Underwritten Certificates shall specify, among other things, the principal amount of the Underwritten Certificates to be issued and their terms not otherwise specified in the related Pooling and Servicing Agreement, the price or prices at which the Underwritten Certificates are to be purchased by the Underwriters from the Company, the initial public offering price or the method by which the price at which such Underwritten Certificates are to be sold will be determined, the names of the firms, if any, designated as representatives of the Underwriters (the "Representatives"), and the principal amount of the Underwritten Certificates to be purchased by each Underwriter, and shall set forth the date, time and manner of delivery of the Underwritten Certificates and payment therefor.


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS

         The Company is a limited-purpose subsidiary of Deutsche Financial Capital I Corp. (the "Manager"), a North Carolina corporation, and DFC.
Each of the Manager and DFC are owned in equal shares by Deutsche Financial Services Corporation, a Nevada corporation, and OAC. Deutsche Financial Services Corporation is an indirect wholly-owned subsidiary of Deutsche Bank AG, and OAC is a wholly-owned subsidiary of Oakwood Homes Corporation, a North Carolina corporation.

         1. Representations and Warranties. (a) The Company and DFC represent and warrant to, and agree with, each Underwriter that:

                  (i) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 for the registration of the Underwritten Certificates under the Securities Act of 1933, as amended (the "Act"), which registration statement has become effective, and has filed such amendments thereto and such additional registration statements as may have been required to the date hereof. Such registration statement, as amended at the date hereof, meets the requirements set forth in Rule 415 under the Act and complies in all other material respects with the Act and the rules and regulations thereunder. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement to the form of prospectus included in such registration statement relating to the Underwritten Certificates and the plan of distribution thereof. Such registration statement, including the exhibits thereto, as amended at the date hereof, is hereinafter called the "Registration Statement;" the latter of such prospectus in the form in which it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424 is hereinafter called the "Basic Prospectus;" and the form of prospectus supplement specifically relating to the Underwritten Certificates, in the form in which it shall be first filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented and the information, if any, filed with the Commission pursuant to the Exchange Act and incorporated by reference therein) is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424 or, prior to the effective date of the Registration Statement, pursuant to Rule 402(a), 424(a) or 430A, is hereinafter called a "Preliminary Final Prospectus." Any supplement to the Basic Prospectus specifically relating to the Underwritten Certificates shall be referred to by itself as the "Prospectus Supplement."

                  (ii) As of the date of this Agreement, when the Final Prospectus is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective, when any supplement to the Final Prospectus is filed with the Commission, and at the Closing Date, (A) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, complies and will comply in all material respects with the applicable requirements of the Act and the rules and regulations thereunder and (B) the Registration Statement, as amended as of any such time, does not contain and will not contain any untrue statement of a material fact and does not omit and will not omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading and the Final Prospectus, as amended or supplemented as of any such time, does not and will not include an untrue statement of a material fact and does not omit and will not omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus.


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                       -2-

                  (iii) As of the date of this Agreement, when the Final Prospectus is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date, any amendment to the Registration Statement becomes effective, when any supplement to the Final Prospectus is filed with the Commission, and at the Closing Date, there has not and will not have been (A) any request by the Commission for any further amendment of the Registration Statement or the Final Prospectus or for any additional information, (B) any issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceeding for that purpose, or (C) any notification with respect to the suspension of the qualification of the Underwritten Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                  (iv) The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of North Carolina with full power and authority (corporate and other) to own its properties and to conduct its business as it is now conducted and as described in the Final Prospectus, and to enter into and perform its obligations under the Agreement, each related Sales Agreement and the related Pooling and Servicing Agreement, and has qualified to do business and is in good standing under the laws of each jurisdiction that requires such qualification wherein it owns or leases material properties, except where the failure so to qualify would not have a material adverse effect on the Company. The Company holds all material licenses, certificates, franchises, and permits from all governmental authorities necessary for the conduct of its business as it is now conducted and as described in the Final Prospectus, and has received no notice of proceedings relating to the revocation of any such license, certificate or permit, that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would affect materially and adversely the conduct of the business, results of operations, net worth or condition (financial or otherwise) of the Company.

                  (v) The execution of the Terms Agreement, each related Sales Agreement and the related Pooling and Servicing Agreement are within the corporate power of the Company. The Agreement has been and as of the Closing Date the related Pooling and Servicing Agreement and each related Sales Agreement will have been, duly and validly authorized, executed and delivered by the Company, and assuming the valid authorization, execution and delivery by the other parties thereto, each constitutes, or will constitute, a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether such enforcement is sought in a proceeding in equity or at law, and except that with respect to the Agreement the provisions relating to indemnification of the Underwriters may be unenforceable as against public policy.

                  (vi) Neither the issuance and sale of the Underwritten Certificates, nor the execution and delivery by the Company of this Agreement, any related Sales Agreement or the related Pooling and Servicing Agreement, nor the consummation by the Company of any of the transactions herein or therein contemplated, nor compliance by the Company with the provisions hereof or thereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the articles of organization or operating agreement of the Company or any law, governmental rule or regulation or any judgment, decree or order binding on the Company or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Company is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                       -3-

                  (vii) No filing or registration with, notice to, qualification of or with, or consent, approval, authorization or order or other action of any person, corporation or other organization or of any court, supervisory or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement or the related Pooling and Servicing Agreement except such as have been, or will have been prior to the Closing Date, obtained under the Act, or state securities laws or "Blue Sky" laws, or from the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Underwritten Certificates by the Underwriters, or any recordations of the assignment of the related Mortgage Loans to the Trustee pursuant to the related Pooling and Servicing Agreement that have not yet been completed.

                  (viii) There are no actions, suits or proceedings against, or investigations of, the Company pending, or, to the knowledge of the Company, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of the Agreement, the related Pooling and Servicing Agreement, any related Sales Agreement or the Certificates of the related Series, (B) seeking to prevent the issuance of the Certificates of the related Series or the consummation of any of the transactions contemplated by the Agreement, any related Sales Agreement or the related Pooling and Servicing Agreement, (C) which might materially and adversely affect the business, operations, financial condition (including, if applicable, on a consolidated basis), properties or assets of the Company, performance by the Company of its obligations under, or the validity or enforceability of, the Agreement, the related Pooling and Servicing Agreement, any related Sales Agreement, or the validity or enforceability of the Certificates of the related Series or (D) seeking to affect adversely the federal or state income tax attributes of the Underwritten Certificates as described in the Final Prospectus.

                  (ix) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there has not been any material adverse change or development involving a prospective material adverse change in the business, operations, financial condition, properties or assets of the Company.

                  (x) The Underwritten Certificates and Pooling and Servicing Agreement will conform in all material respects to the descriptions thereof contained in the Final Prospectus, and the Underwritten Certificates, when duly and validly executed and authenticated by the Trustee and delivered to and paid for by the Underwriters as provided herein, will be validly issued and entitled to the benefits of the related Pooling and Servicing Agreement, and will be binding obligations of the Trust to the extent provided in the related Pooling and Servicing Agreement.

                  (xi) At the time of execution of the related Pooling and Servicing Agreement, the Company will own the Assets being transferred to the Trustee pursuant to the related Pooling and Servicing Agreement, free and clear of any lien, adverse claim, mortgage, charge, pledge or other encumbrance or security interest, and will not have assigned to any other person any of its right, title or interest in such Assets, and, upon the execution of the related Pooling and Servicing Agreement, the Company will have transferred all its right, title and interest in such Assets to the Trustee, PROVIDED that the Company will not be deemed to be in breach of this representation and warranty to the extent that a court of competent jurisdiction holds that at the time of the execution of the related Pooling and Servicing Agreement the Company had a first priority perfected security interest in such Assets or that the Company granted to the Trust a first priority perfected security interest in such Assets.


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                       -4-

                  (xii) Under generally accepted accounting principles, the Company will report its transfer of the Assets to the Trustee pursuant to the related Pooling and Servicing Agreement and the sale of the Certificates of the related Series as a sale of its interest in such Assets. The Company has been advised by its independent certified public accountants that it concurs with such treatment under generally accepted accounting principles. For federal income tax purposes, the Company will treat the transfer of the Assets to the Trustee and the sale of the Underwritten Certificates either as a transaction in which it acts as the agent of one or more Sellers or as a sale of its interest in the Assets.

                  (xiii) As of the Closing Date, the Assets will be duly and validly assigned to the Trustee or its nominee, UCC-1 financing statements describing any Contracts as collateral and (i) naming the Seller as "debtor," the Company as "secured party" and the Trustee as "assignee" and (ii) naming the Company as "debtor" and the Trustee as "secured party," will be filed in all filing offices where such filing is necessary to perfect the Trustee's ownership or security interest in any related Contracts, and any related Mortgage Notes will be endorsed without recourse to the Trustee or to its nominee and delivered to the Trustee or to an agent on its behalf and, where required in order to transfer all right, title and interest to a Mortgage Loan. Upon completion of the aforementioned actions, upon the stamping of the face of each related Contract with a legend giving notice of the assignment of such Contract to the Trustee, and, where required in order to transfer a lien on a Mortgaged Property, upon the recordation of assignments to the Trustee of any related Mortgages in the public records in which such Mortgages shall have been recorded (which recordation shall be effected unless the Underwriters receive an opinion of counsel satisfactory to them (at the Company's expense) that such recording is not required under applicable law to perfect the Trustee's security interest in the related Mortgaged Property), the Trustee will own each related Asset, subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance, except as permitted under the related Pooling and Servicing Agreement; PROVIDED THAT the Company will not be deemed to be in breach of this representation and warranty as to any Asset to the extent that a court of competent jurisdiction holds that the Trustee has a first priority perfected security interest in such Asset or that the Company assigned to the Trust a first priority perfected security interest in such Asset.

                  (xiv) As of the Closing Date, any letter of credit or surety bond included in any accounts or funds constituting part of the Trust with respect to the Underwritten Certificates will name the Trustee as the beneficiary thereof and will be delivered to the Trustee, any cash will be delivered to the Trustee and any Eligible Investments (as defined in the related Pooling and Servicing Agreement) will be made in the Trustee's name, and delivered to and/or assigned to the Trustee, and the Trustee either will own such assets, or have a first priority perfected security interest therein, in either case subject to no prior lien, security interest, pledge, charge or other encumbrance.

                  (xv) Each Seller has been duly incorporated or otherwise formed and is validly existing and duly qualified under the laws of the jurisdiction of its incorporation or formation and each jurisdiction that requires such qualification wherein it owns or leases any material properties (except where the failure so to qualify would not have a material adverse effect on such Seller).

                  (xvi) At the time of the execution and delivery of a Sales Agreement by each Seller, such execution and delivery by such Seller will be within the legal power of such Seller and will have been duly authorized by all necessary action on the part of such Seller; and neither the execution and delivery of such Sales Agreement by such Seller, nor the consummation by such Seller of the transactions therein contemplated, nor compliance with the provisions thereof by such Seller, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the articles of incorporation, by-laws, partnership agreement or other organizational documents of such Seller, or any law, governmental rule or regulation, or any judgment, decree or order binding on such Seller or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which such Seller is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or

MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                       -5-
         encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.

                  (xvii) Each related Sales Agreement, when executed and delivered as contemplated thereby, will have been duly executed and delivered by the Seller that is a party thereto, and each will constitute, when so executed and delivered, a legal, valid and binding agreement, enforceable against such Seller in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether such enforcement is sought in a proceeding in equity or at law, and except that the provisions of indemnity contained therein may be unenforceable as against public policy.

                  (xviii) Under generally accepted accounting principles, each Seller will report its transfer of the Assets pursuant to its Sales Agreement as a sale of its interest in such Assets. Each Seller has been advised by its independent certified public accountants that they concur with such treatment under generally accepted accounting principles and, if applicable, regulatory accounting principles. Each Seller also will so report the transfer in all financial statements and reports to the regulatory and supervisory agencies and authorities to which it reports, if any. For federal income tax purposes, each Seller will treat the transfer of the Assets pursuant to the related Sales Agreement as a sale of the interest in the Assets represented by the Certificates of the related Series not held by such Seller and as an exchange of the remaining interest in the Assets for any Certificates of such Series retained by such Seller.

                  (xix) At the Closing Date, each Contract, Mortgage Note and Mortgage will constitute a legal, valid and binding instrument, enforceable against the related Obligor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, and to general principles of equity (whether considered in a proceeding at law or in equity), and will meet the criteria for selection described in the Final Prospectus.

                  (xx) At the Closing Date, any Primary Mortgage Insurance Policies and Standard Hazard Insurance Policies (as such terms are defined in the related Pooling and Servicing Agreement) that are required to be maintained with respect to any of the related Assets pursuant to the related Pooling and Servicing Agreement will have been duly and validly authorized, executed and delivered by, and will constitute legal, valid and binding obligations of the issuers of such Primary Mortgage Insurance Policies and Standard Hazard Insurance Policies (collectively, the "Insurers"), as the case may be, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

                  (xxi) Each Contract and Mortgage Loan was originated by an entity that met the mortgagee criteria specified in Section 3(a)(41) of the Securities Exchange Act of 1934 (the "Exchange Act") for the related Certificates to constitute "mortgage related securities" (assuming all other requirements of such Section 3(a)(41) are also met in respect of such Certificate for such Certificates to be "mortgage related securities" as so defined) at the time of origination of such Contract or Mortgage Loan.

                  (xxii) Each of the Underwritten Certificates, when issued, will constitute a "mortgage related security" as such term is defined in Section 3(a)(41) of the Exchange Act for so long as such Certificate is rated in one of the two highest rating categories by a nationally recognized statistical rating organization.

                  (xxiii) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement and the related Pooling and Servicing Agreement and the execution, delivery and sale of the Underwritten Certificates have been or will be paid at or prior to the Closing Date.


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                       -6-

                  (xxiv) Neither the Company nor the Trust is, and the issuance and sale of the Underwritten Certificates in the manner contemplated by the Final Prospectus will not cause the Company or the Trust to become, subject to registration or regulation as an "investment company" or an affiliate of an "investment company" under (and as defined in) the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (xxv) Immediately prior to the delivery of the Underwritten Certificates to the Underwriters, the Company will own the Underwritten Certificates free and clear of any lien, adverse claim, pledge, encumbrance or other security interest, and will not have assigned to any person any of its right, title or interest in the Underwritten Certificates, and, upon consummation of the transactions contemplated in this Agreement, the Company will have transferred all its right, title and interest in the Underwritten Certificates to the Underwriters.

                  (xxvi) At the Closing Date, the representations and warranties made by the Company in the related Pooling and Servicing Agreement will be true and correct in all material respects.

         (b) DFC further represents and warrants to, and agrees with, each Underwriter that:

                  (i) DFC has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of North Carolina with full power and authority (corporate and other) to own its properties and conduct its business as it is now conducted by DFC, and has qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties except when the failure to so qualify would not have a material adverse effect on DFC.

                  (ii) The execution of the Agreement and the related Sales Agreement (if applicable) and the related Pooling and Servicing Agreement are within the power of DFC. This Agreement has been, and as of the Closing Date the related Sales Agreement (if applicable) and the related Pooling and Servicing Agreement will have been, duly and validly authorized, executed and delivered by DFC, and assuming the valid authorization, execution and delivery of each such agreement by the other parties thereto, each of such agreements constitutes a legal, valid and binding obligation of DFC, enforceable against DFC in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether such enforcement is sought in a proceeding in equity or at law, and except that the provisions relating to indemnification of the Underwriters may be unenforceable as against public policy.

                  (iii) Neither the issuance and sale of the Underwritten Certificates, nor the execution and delivery by DFC of this Agreement, any related Sales Agreement or the related Pooling and Servicing Agreement, nor the consummation by DFC of any of the transactions herein or therein contemplated, nor compliance by DFC with the provisions hereof or thereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the articles of organization or operating agreement of DFC or any law, governmental rule or regulation or any judgment, decree or order binding on DFC or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which DFC is a party or by which it is bound, or (B) result in the creation of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                       -7-

                  (iv) There are no actions, suits or proceedings against, or investigations of, DFC pending, or, to the knowledge of DFC, threatened, before any court, administrative agency or other tribunal
         (i) asserting the invalidity of the Agreement, the related Pooling and Servicing Agreement or any related Sales Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Agreement or any related Sales Agreement or the related Pooling and Servicing Agreement, (iii) which might materially and adversely affect the business, operations, financial condition (including, if applicable, on a consolidated basis), properties or assets of DFC, performance by DFC of its obligations under, or the validity or enforceability of, the Agreement, the related Pooling and Servicing Agreement or any related Sales Agreement or (iv) seeking to affect adversely the federal or state income tax attributes of the Underwritten Certificates as described in the Final Prospectus.

                  (v) No filing or registration with, notice to, qualification of or with, or consent, approval, authorization or order or other action of any person, corporation or other organization or of any court, supervisory or governmental authority or agency is required for the consummation by DFC of the transactions contemplated by this Agreement or the related Pooling and Servicing Agreement except such as have been, or will have been prior to the Closing Date, obtained under the Act, or state securities laws or "Blue Sky" laws, or from the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Underwritten Certificates by the Underwriters, or any recordations of the assignment of the related Mortgage Loans to the Trustee pursuant to the related Pooling and Servicing Agreement that have not yet been completed.

         2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the applicable purchase prices set forth in the related Terms Agreement (plus accrued interest as therein set forth), Underwritten Certificates representing the respective aggregate approximate principal amounts, notional amounts or percentage interests, as the case may be, of the various classes of Underwritten Certificates set forth in the Terms Agreement or opposite such Underwriter's name in an attachment to the Terms Agreement.

         3. Delivery and Payment. Delivery of and payment for the Underwritten Certificates shall be made at the office, on the date and at the time specified in the related Terms Agreement, which date and time may be postponed by agreement between the Underwriters and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Underwritten Certificates being herein called the "Closing Date"). Delivery of the Underwritten Certificates shall be made to the Underwriters against payment by the Underwriters of the purchase price thereof to or upon the order of the Company in the type of funds specified in the Terms Agreement. The Underwritten Certificates shall be registered in such names and in such authorized denominations as the Underwriters may request in writing not less than two full business days in advance of the Closing Date.

         The Company agrees to have the Underwritten Certificates available for inspection, checking and packaging by the Underwriters in New York, New York (or such other location within the continental United States requested by the Underwriters), not later than 1:00 p.m. on the business day prior to the Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Underwritten Certificates of such Series for sale to the public as set forth in the related Final Prospectus.

         5. Agreements. (a) The Company covenants and agrees with the several Underwriters that:

                  (i) Substantially contemporaneously with the execution of this Agreement, the Company will prepare the supplement to the Basic Prospectus setting forth the principal amount of Underwritten Certificates covered thereby and the material terms thereof, the initial public offering price of the Underwritten Certificates or the manner of offering such Underwritten Certificates, the price at which the Underwritten Certificates are to be purchased by the Underwriters from the Company, the selling

MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                       -8-
         concessions and reallowance, if any, and such other information as the Underwriters and the Company deem appropriate in connection with the offering of such Underwritten Certificates. The Company will not file any amendment or supplement to the Final Prospectus relating to the Underwritten Certificates unless the Company has furnished the Underwriters a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Underwriters reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be filed with the Commission pursuant to Rule 424 under the Act and a report on Form 8-K will be filed with the Commission within 15 days following the Closing setting forth specific information concerning the Underwritten Certificates and the related Assets and including, as an exhibit, a copy of the related Pooling and Servicing Agreement. In addition, to the extent that any Underwriter
         (i) has provided Collateral Term Sheets to the Company that such Underwriter has provided to a prospective investor, the Company has filed such Collateral Term Sheets as an Exhibit to Form 8-K within two business days of its receipt thereof, or (ii) has provided Structural Term Sheets or Computational Materials to the Company that such Underwriter has provided to a prospective investor, the Company will file or cause to be filed with the Commission a report on Form 8-K containing such Structural Term Sheets and Computational Materials, as soon as reasonably practicable after the date of the Underwriting Agreement, but in any event, not later than the date on which the Final Prospectus is filed with the Commission pursuant to Rule 424 under the Act. The Company will promptly advise the Underwriters (A) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424 and the Form 8-K shall have been filed with the Commission,
         (B) when any amendment to the Registration Statement shall have become effective, (C) of any request by the Commission for any amendment of the Registration Statement or the Final Prospectus or for any additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Underwritten Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain the withdrawal thereof as soon as possible.

                  (ii) If, at any time when a prospectus relating to the Underwritten Certificates is required to be delivered under the Act, any event occurs as a result of which, in the opinion of counsel to the Company or the Underwriters, the Final Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the rules and regulations thereunder, the Company will promptly prepare and file with the Commission, subject to paragraph (i) of this Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment of the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible and will promptly file all reports and any definitive proxy or information statements required to be filed by the Company pursuant to Sections 13, 14 and 15 of the Exchange Act subsequent to the date of the Prospectus for so long as the delivery of a Prospectus is required in connection with the offering or sale of the Underwritten Certificates; PROVIDED, HOWEVER, that any such amendment or update prepared more than nine months after the Closing Date shall be at the expense of the Underwriters.

                  (iii) The Company will furnish to counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date, and to each Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and each such amendment and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus

MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                       -9-
         and the Final Prospectus and any amendments thereof and supplements thereto as the Underwriters may reasonably request.

                  (iv) The Company will apply the net proceeds from the sale of the Underwritten Certificates in the manner set forth in the related Final Prospectus.

                  (v) The Company or DFC will pay or cause to be paid all the fees and disbursements of the Company's counsel and of independent accountants for the Company relating to legal review, opinions of counsel for the Company, audits, review of unaudited financial statements, cold comfort review or otherwise; the costs and expenses of printing (or otherwise reproducing) and delivering the Agreement, the related Pooling and Servicing Agreement and the Underwritten Certificates; the initial fees, costs and expenses of or relating to the Trustee under the related Pooling and Servicing Agreement and its counsel; the initial fees, costs and expenses of or relating to any custodian of the Contracts or Mortgage Loans under a custodial agreement and such custodian's counsel; the costs and expenses incident to the preparation, printing, distribution and filing of the Registration Statement (including exhibits thereto), the Basic Prospectus, the Preliminary Final Prospectus and the Final Prospectus, and all amendments of and supplements to the foregoing, and of the Underwritten Certificates; and the fees of rating agencies. Except as provided in Section 7 hereof, the Underwriters shall be responsible for paying all costs and expenses incurred by them in connection with their purchase and sale of the Underwritten Certificates.

                  (vi) The Company will use its best efforts to arrange for the qualification of the Underwritten Certificates for sale under the laws of such jurisdictions as the Underwriter may designate in the Terms Agreement, to maintain such qualifications in effect so long as required for the distribution of the Underwritten Certificates and to arrange for the determination of the legality of the Underwritten Certificates for purchase by investors; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject, and PROVIDED FURTHER, that the Underwriter shall pay all costs and expenses associated therewith.

                  (vii) So long as any Underwritten Certificates are outstanding, the Company will cause the related Servicer or Trustee to furnish to the Underwriter, as soon as available, a copy of (A) the annual statement of compliance delivered by the Servicer to the Trustee under the related Pooling and Servicing Agreement, (B) the annual independent public accountants' servicing report furnished to the Trustee pursuant to the related Pooling and Servicing Agreement, (C) each report, statement or other document regarding the Underwritten Certificates filed with the Commission under the Exchange Act or mailed to the holders of the Underwritten Certificates, pursuant to the related Pooling and Servicing Agreement or otherwise, (D) any reports provided by certified public accountants pursuant to the related Pooling and Servicing Agreement regarding the reports, statements or other documents included in clause (C) above, and (E) from time to time, such other information concerning the Underwritten Certificates as the Underwriter may reasonably request and which may be furnished by the Company or the Servicer without undue expense. In addition, the Company shall make or cause the Trustee to make generally available to the holders of the Underwritten Certificates as soon as practicable, but in any event not later than sixteen months from the date of this Agreement, an earnings statement of the issuer of the Underwritten Certificates (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission (including at the option of the Company, Rule 158).

                  (viii) Without the consent of the Underwriters, the Company will not waive any of the conditions to its obligations to purchase the Assets pursuant to the related Sales Agreement.


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      -10-

                  (ix) If a REMIC election is to be made with respect to some or all of the related Assets ("REMIC Assets"), the Company will make or cause to be made all filings necessary to establish and maintain the status of such REMIC Assets as a REMIC.

         (b) Each Underwriter represents, warrants, covenants and agrees with the Company and DFC that:

                  (i) It either (A) has not provided any potential investor with a Collateral Term Sheet (that is required to be filed with the Commission within two business days of first use under the terms of the Public Securities Association Letter as described below), or (B) has, substantially contemporaneously with its first delivery of such Collateral Term Sheet to a potential investor, delivered such Collateral Term Sheet to the Company, which Collateral Term Sheet, if any, is attached to the Underwriting Agreement as Exhibit A.

                  (ii) It either (A) has not provided any potential investor with a Structural Term Sheet or Computational Materials, or (B) has promptly provided any such Structural Term Sheet or Computational Materials to the Company, which Structural Term Sheets and Computational Materials, if any, are attached to the Underwriting Agreement as Exhibit B.

                  (iii) Each Collateral Term Sheet bears a legend indicating that the information contained therein will be superseded by the description of the collateral contained in the Prospectus Supplement and, except in the case of the initial Collateral Term Sheet, that such information supersedes the information in all prior Collateral Term Sheets.

                  (iv) Each Structural Term Sheet and all Computational Materials bear a legend substantially as follows (or in such other form as may be agreed prior to the date of the Underwriting Agreement):

                  This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Information contained herein is confidential and provided for information only, does not purport to be complete and should not be relied upon in connection with any decision to purchase the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions including, with respect to any description of the securities or the underlying assets, the information contained in the final Prospectus and accompanying Prospectus Supplement. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus and the related Prospectus Supplement.

                  (v) It (at its own expense) agrees to provide to the Company any accountants' letters obtained relating to the Collateral Term Sheets, Structural Term Sheets and Computational Materials, which accountants' letters shall be addressed to the Company.

                  (vi) It has not, and will not, without the prior written consent of the Company, provide any Collateral Term Sheets, Structural Term Sheets or Computational Materials to any investor after the date of the Agreement.

                  (vii) Any Collateral Term Sheet, Structural Term Sheet or Computational Materials do not contain any untrue statement of a material fact and do not omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent that any such misstatement or omission results from an Asset Pool Error (as defined in Section 8(a)(i) below).


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      -11-

         For purposes of this Agreement, Collateral Term Sheets and Structural Term Sheets shall have the respective meanings assigned to them in the February 13, 1995 letter of Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (which letter, and the SEC staff's response thereto, are publicly available February 17, 1995). The term "Collateral Term Sheet" as used herein includes any subsequent Collateral Term Sheet that reflects a substantive change in the information presented. Computational Materials has the meaning assigned to it in the May 17, 1994 letter of Brown & Wood on behalf of Kidder, Peabody & Co., Inc. (which letter, and the SEC staff's response thereto, are publicly available May 20, 1994).

         6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters hereunder to purchase the Underwritten Certificates of any Series to which this Agreement applies shall be subject to the following conditions:

                  (a) To the accuracy on the date hereof and on the Closing Date (as if made on such Closing Date), and as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date, of the representations and warranties on the part of the Company and DFC contained herein and to the extent that the Agreement provides that the Company and DFC are not making certain representations and warranties, to the accuracy of the representations and warranties provided by the parties making such representations and warranties as of the date thereof and on the Closing Date (as if made on such Closing Date) and as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date.

                  (b) The Registration Statement shall have become effective and no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and not withdrawn and no proceedings for that purpose shall have been instituted or threatened; and the Final Prospectus shall have been filed or mailed for filing with the Commission in accordance with Rule 424 under the Act, and all actions required to be taken and all filings required to be made by the Company under the Act prior to the sale of the Underwritten Certificates shall have been duly taken or made.

                  (c)      Certificates.

                           (i) The Company shall have delivered to the
                  Underwriters a certificate of the Company, signed on behalf of the Company by the President or any Vice President or Assistant Vice President of the Manager and dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Final Prospectus, and the Agreement and that: (A) the representations and warranties of the Company in the Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; (B) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; (C) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and (D) nothing has come to such Officer's attention that would lead him or her to believe that the Final Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading; and (E) there has been no material adverse change or development involving a prospective material adverse change in the business, operations, financial condition, properties or assets of the Company.


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      -12-

                           (ii) DFC shall have delivered to the Underwriters a
                  certificate of DFC, signed by an authorized signatory of DFC and dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Agreement, the related Sales Agreement (if applicable) and the related Pooling and Servicing Agreement and that: (A) the representations and warranties of DFC in the Agreement, the related Sales Agreement (if applicable) and the related Pooling and Servicing Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date and (B) there has been no material adverse change or development involving a prospective material adverse change in the business, operations, financial condition, properties or assets of DFC.

                           (iii) Each Seller shall have delivered to the
                  Underwriters a certificate of such Seller, signed by the President or any Vice President or Assistant Vice President and dated the Closing Date, to the effect that the signer of such certificate has examined the related Sales Agreement and that: (A) the representations and warranties of the related Seller in such Sales Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; and (B) the Seller has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

         (d)      Opinions.

                           (i) The Underwriters shall have received from Hunton
                  & Williams opinions of counsel, each dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, as to (A) various matters relating, among other things, to the corporate status and authorization of the Company and DFC, substantially in the form of Exhibit B-1 hereto; (B) various matters relating to the lien of the trustee in the assets, substantially in the form of Exhibit B-2 hereto; and (C) the applicable federal income tax treatment of the Certificates.

                           (ii) The Underwriters shall have received copies of
                  any opinions of counsel furnished to the Rating Agencies (upon which the Underwriters shall be entitled to rely) with respect to the non-consolidation of the Company with its affiliates and the "true sale" of the Assets, or, in the absence of such true sale, that the Trustee has a perfected security interest in the Assets, subject to no prior liens or encumbrances.

                           (iii) The Underwriters shall have received from
                  reputable counsel an opinion or opinions of counsel dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, as to the income tax treatment of the Securities in those states specified in the Terms Agreement.

                           (iv) The Underwriters shall have received from
                  counsel for the Underwriters such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Certificates, the Pooling and Servicing Agreement, the Agreement, the Registration Statement, the Final Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                           (v) The Company shall have furnished to the
                  Underwriters the opinions of counsel to each Seller, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriter, as to the due authorization, execution and delivery of each of the related Sales Agreements by the related Seller and its enforceability against the related Seller.


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      -13-

                           (vi) The Company shall have furnished to the
                  Underwriters the opinions of counsel to the Trustee, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, as to the due authorization, execution and delivery of the Pooling and Servicing Agreement by the Trustee.

                           (vii) The Company shall have furnished to the
                  Underwriters the opinions of counsel to any Insurer, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, as to the due issuance and enforceability of the policies issued by such Insurer.

                  (e) The Underwritten Securities shall have been assigned the ratings set forth in the Terms Agreement, which shall be in one of the four highest rating categories, by one or more "nationally recognized statistical rating organizations," as that term is defined by the Commission from time to time, designated in the Terms Agreement. On the Closing Date, (i) such rating or ratings shall not have been rescinded and there shall not have been any downgrading, or public notification of a possible downgrading or public notice of a possible change, without indication of direction, and (ii) no downgrading, or public notification of a possible downgrading or public notification of a possible change, without indication of direction, shall have occurred in the rating accorded any of the debt securities of any person providing any form of credit enhancement for the Certificates by any "nationally recognized statistical rating organization."

                  (f) The Underwriters shall have received from Price Waterhouse LLP, certified public accountants, two letters, (i) one dated the date hereof and satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that they have performed certain specified procedures as a result of which they have determined that the Assets listed in Schedule I to each related Sales Agreement conform with the description thereof in the Prospectus Supplement under "The Asset Pool" and that a sampling of the Contract Files relating to the Contracts and of the Trustee Mortgage Loan Files relating to the Mortgage Loans conforms with the information contained on the contract and mortgage loan data file tape upon which the information in the Prospectus Supplement under the caption "The Asset Pool" was based; and
         (ii) the other letter dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, reconfirming or updating the letter dated the date hereof; to the further effect that they have performed certain procedures as a result of which they have determined that the Assets listed in Schedule I to the related Pooling and Servicing Agreement (A) conform with the description thereof in the Prospectus Supplement under the caption "The Asset Pool" and (B) conform with the information, if any, set forth in the Company's report on Form 8-K with respect to such Assets; and covering such other matters relating to the Trust as the Underwriters may reasonably request.

                  (g) The Underwriters shall have received from the certified public accountants of the Seller or Servicer, as applicable, a letter or letters dated the date hereof and satisfactory in form and substance to the Underwriters and counsel to the Underwriters to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial and statistical nature set forth in the Final Prospectus under the caption "The Servicer" (or other caption relating to the Servicer's servicing activities) agrees with the records of the Servicer.

                  (h) If applicable, and subject to the conditions set forth in the related Pooling and Servicing Agreement, any reserve fund to be established for the benefit of the holders of any related Certificates shall have been established by the Company with the Trustee and any initial deposit required to be made therein shall have been delivered to the Trustee for deposit therein as contemplated by the related Pooling and Servicing Agreement.


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      -14-

                  (i) On the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of the Company since the date of the Terms Agreement which the Underwriter concludes in the reasonable judgment of the Underwriter materially impairs the investment quality of the Underwritten Certificates so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Underwritten Certificates as contemplated by the Final Prospectus.

                  (j) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and the Underwriters and counsel for the Underwriters shall have received such information, certificates and documents as they may reasonably request.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, if the Company is in breach of any covenants or agreements contained herein or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in all material respects and in form and substance reasonably satisfactory to the Underwriters and counsel for the Underwriters, the Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters. Notice of any such cancellation shall be given to the Company in writing, or by telephone or telegraph and confirmed in writing.


         7. Reimbursement of Underwriters' Expenses. If for any reason, other than a default by the Underwriters pursuant to Section 9 hereof, the sale of the Underwritten Certificates provided for herein is not consummated, the Company or DFC will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with their investigation, the preparation to market and the marketing of the Underwritten Certificates, or in contemplation of the performance by them of their obligations hereunder.

         8. Indemnification and Contribution. (a) The Company and DFC, jointly and severally, indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, as follows:

                  (i) against any and all losses, claims, expenses, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Final Prospectus, or any amendment or supplement thereto, or any related Preliminary Final Prospectus, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading; will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that (A) the Company and DFC will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission, or alleged untrue statement or omission, made in any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter, specifically for use therein, except to the extent that any untrue statement or alleged untrue statement therein results (or is alleged to have resulted) from an error or material omission in the information concerning the characteristics of the Assets furnished by the Company to the Underwriters for use in the preparation of any Collateral Term Sheet, Structural Term Sheet or Computational Materials, which error was not superseded or corrected by the delivery to the Underwriters of corrected written or electronic information, or for which the Company provided written notice of such error to the Underwriters prior to the confirmation of the sale of the applicable Certificates

MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      -15-

         (any such uncorrected Asset information an "Asset Pool Error"), and (B) such indemnity with respect to any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Underwritten Certificates which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented, excluding any documents incorporated therein by reference) at or prior to the confirmation of the sale of such Underwritten Certificates to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented, excluding any documents incorporated therein by reference);

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, (A) if such settlement is effected with the written consent of the Company or (B) if such settlement is effected without the written consent of the Company, but only if the Company has received a notice from the Underwriters of such proposed settlement, substantially reflecting the terms of such proposed settlement, and the Company has not responded to such notice for 30 days after its receipt thereof and has not responded as of the effective date of such settlement; and

                  (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause
         (i) or clause (ii) above.

This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its members, each of the Manager's officers and directors who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, against any and all losses, claims, expenses, damages or liabilities to which the Company or any such member, director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Final Prospectus or any amendment or supplement thereto, or any related Preliminary Final Prospectus, or arise out of, or are based upon, the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter specifically for use therein; and will reimburse any legal or other expenses reasonably incurred by the Company or any such member, director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action described therein, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under this Agreement. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish to do so, jointly with any other indemnifying

MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      -16-
party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party under this Section 8, such indemnifying party shall not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and in respect of which indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

         (d) If recovery is not available under the foregoing indemnification provisions of this Section 8, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to the amount paid or payable by such indemnified party as a result of the losses, claims, expenses, damages or liabilities referred to in subsection (a) or (b) above, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the relative opportunities of the Company and the Underwriters to correct and prevent any untrue statement or omission, the relative benefits received by each party from the offering of the Underwritten Certificates (taking into account the portion of the proceeds of the offering (before deducting expenses) realized by each), and any other equitable considerations appropriate under the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were to be determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method that does not take account of the equitable considerations referred to in the second sentence of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder that in the aggregate exceeds the total public offering price of the Underwritten Certificates purchased by such Underwriter under this Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission. The Underwriters' obligations to contribute shall be several in proportion to their respective underwriting obligations and not joint.

         9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Underwritten Certificates of any Class agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the portion of the Underwritten Certificates of such Class set forth opposite their names in the Terms Agreement or in an attachment to the Terms Agreement bears to the aggregate amount of Underwritten Certificates of such Class set forth opposite the names of the remaining Underwriters) the Underwritten Certificates of such Class which the defaulting Underwriter or Underwriters agreed but failed to purchase; PROVIDED, HOWEVER, that in the event that the amount of Underwritten Certificates of such Class which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Underwritten Certificates of such Class as set forth in the Final Prospectus, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Underwritten Certificates of such Class, and if such non-defaulting Underwriters do not purchase all the Underwritten Certificates of such Class, this Agreement will terminate without liability to any non-defaulting Underwriter or the Company. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company for damages occasioned by its default hereunder.


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      -17-

         10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Company prior to delivery of and payment for all Underwritten Certificates if prior to such time
(i) trading in securities generally on the New York Stock Exchange or American Stock Exchange shall have been suspended or limited, or minimum approximate prices shall have been established on such Exchange; (ii) a banking moratorium shall have been declared by either federal or New York State authorities; (iii) there shall have occurred any outbreak or escalation of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriters, impracticable or inadvisable to market the Underwritten Certificates; or (iv) there has been, since the date of the Terms Agreement or since the respective dates as of which information is given in the Registration Statement or the Final Prospectus any change in, or any development involving a prospective change in, or affecting, the condition, financial or otherwise, earnings, affairs or business of the Company, whether arising in the ordinary course of business or otherwise, which in the reasonable judgment of the Underwriters would materially impair the market for, or the investment quality of, the Underwritten Certificates..

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and DFC or their respective representatives and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or DFC or any of the members, officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Underwritten Certificates. The provisions of this Section 11 and Sections 5(a)(v), 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         12. Notices. All communications hereunder will be in writing and effective only on receipt and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to it at the office or offices set forth in the Terms Agreement; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it, Care of the Manager, at 7800 McCloud Road, Greensboro, North Carolina 27409-9634, Attention: Treasurer; or, if sent to DFC, will be mailed, delivered or telegraphed and confirmed to it at 7800 McCloud Road, Greensboro, North Carolina 27409-9634, Attention: Treasurer. Copies of all such notices also shall be mailed, delivered or telegraphed and confirmed to Deutsche Financial Services Corporation, 655 Maryville Centre Drive, St. Louis, MO 63141-5832, Attention: Treasurer.

         13. Successors. The Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the members, officers and directors and controlling persons referred to in Section 8 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder.

         14. Applicable Law. The Agreement will be governed by and construed in accordance with the laws of the jurisdiction as may be specified in the Terms Agreement. The Terms Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

         15. Miscellaneous. Time shall be of the essence of this Agreement. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      -18-

                                                                      Exhibit A


                  Deutsche Financial Capital Securitization LLC
                            Pass-Through Certificates


                             FORM OF TERMS AGREEMENT


                                                     Dated:  ____________, 19__



To: Deutsche Financial Capital Securitization LLC (the "Company") Deutsche Financial Capital Limited Liability Company ("DFC")

Re:      Underwriting Agreement Standard Provisions dated
         March, 1997 (the "Standard Provisions")


Series
Designation: Pass-Through Certificates, Series 19__-__, Classes ________
             _________________________ (collectively, the "Certificates"). The
             Classes _______________ Certificates are collectively referred to herein as the "Underwritten Certificates."


         UNDERWRITING AGREEMENT: Subject to the terms and conditions set forth herein and to the terms of the Standard Provisions, which are incorporated by reference herein, the Company hereby agrees to issue and sell to ______________________ (the "Underwriter"), and the Underwriter hereby agrees to purchase from the Company, on ______________, 19__, the Underwritten Securities at the purchase price and on the terms set forth below; provided, however, that the obligations of the Underwriter are subject to: (i) receipt by the Company of the ratings on the Certificates as set forth herein, (ii) receipt by the Underwriter of the Sales Agreement (the "Sales Agreement"), dated as of _______________, 19__, by and between the Company and [DFC], and the Pooling and Servicing Agreement (as defined below), each being in form and substance satisfactory to the Underwriter.

         The Certificates will be issued by DFCS Trust 19__-__ pursuant to a Pooling and Servicing Agreement, to be dated as of ______________, 19__ among the Company, Oakwood Acceptance Corporation, as servicer (the "Servicer") and _______________________, as Trustee (the "Trustee"), which incorporates by reference the Company's Standard Terms to Pooling and Servicing Agreement (March 1997 Edition) (collectively, the "Pooling and Servicing Agreement").
The Certificates will represent in the aggregate the entire beneficial ownership interest in the assets of the Trust which will consist primarily of retail installment sales contracts secured by units of manufactured housing (the "Contracts") with original terms to maturity not exceeding 30 years
[and] conventional, one- to four-family, fully amortizing, [fixed][adjustable] rate, first-lien residential mortgage loans (the "Mortgage Loans" and, together with the Contracts, the "Assets") with original terms to maturity not exceeding 30 years, in each case having the characteristics described in the Prospectus Supplement.


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                       A-1

         The Company and the Servicer specifically covenant to make available on the Closing Date for sale, transfer and assignment to the Trust, Contracts [and] Mortgage Loans having the characteristics described in the Prospectus Supplement; provided, however, that there may be nonmaterial variances from the description of the Contracts [and] Mortgage Loans in the Prospectus Supplement and the Contracts [and] Mortgage Loans actually delivered on the Closing Date.

         REGISTRATION STATEMENT: References in the Standard Provisions to the Registration Statement shall be deemed to include registration statement No. 333-____________.

         INITIAL AGGREGATE SCHEDULED PRINCIPAL BALANCE OF ASSETS: Approximately $_____________

         CUT-OFF DATE:  ___________________, 19__

         TERMS OF THE CERTIFICATES:

============================================================================================
                         Original
                         Principal                                              Purchase
         Class            Balance         Pass-Through                        Price of the
      Designation    (approximate)(1)         Rate                Rating      Certificates
--------------------------------------------------------------------------------------------
                                                          [Specify Rating
                                                          Agency and
                                                          Rating]
============================================================================================


(1) Subject to a permitted variance of plus or minus 5% depending on the Contracts and Mortgage Loans actually acquired by the Trust.


         SUBORDINATION FEATURES: Losses and Shortfalls on the Contracts and Mortgage Loans will be allocated among the Certificates as described in the Prospectus Supplement. [Except as otherwise specified in the Prospectus Supplement, the Class __ Certificates are subordinated to the rights of the Class __ Certificates for purposes of the allocation of Realized Losses on the Contracts and Mortgage Loans, as described in the Prospectus Supplement.]

         RESERVE FUNDS:

         DISTRIBUTION DATES: Each Distribution Date shall be the [___] day of each month, or if such day is not a business day, on the next succeeding business day, commencing in _______________ 19__.

         [REMIC ELECTION: An election will be made to treat some or all of the assets of the Trust as a real estate mortgage investment conduit for federal income tax purposes (the "REMIC"). The Classes _______ Certificates will be designated as "regular interests" in the REMIC and the Class R Certificates will be designated as the "residual interest" in the REMIC.]

         PURCHASE PRICE: The Underwriter has agreed to purchase the Underwritten Certificates from the Company for a purchase price of ___________% of the initial aggregate principal amount thereof, plus accrued interest thereon from ___________, 19__. Payment of the purchase price for the Underwritten Certificates shall be made to the Company in federal or similar immediately available funds payable to the order of the Company.

         DENOMINATIONS: The Underwritten Certificates will be issued in [book-entry] [certificated, fully-registered] form in minimum denominations of $_________ and integral multiples of $_________ in excess thereof, except that one Certificate of each Class of the Underwritten Certificates may be issued in a different denomination.


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                       A-2

         FEES: It is understood that servicing fees will be withheld from the payments on the Assets in each month prior to distributions on the Certificates on the Distribution Date occurring in such month.

         CLOSING DATE AND LOCATION: 10:00 a.m. Eastern Time on ___________, 19__, at the offices of Hunton & Williams, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219-4074. [The Company will deliver the Underwritten Certificates in certificated, fully-registered form at the offices of the Underwriter in __________, ______________ on ______________, 19__.] [The
Company will deliver the Underwritten Securities in book-entry form only, through the same-day funds settlement system of The Depository Trust Company on the Closing Date.]

         CONDITIONS:

         ADDITIONAL CONDITIONS:

         DUE DILIGENCE: At any time prior to the Closing Date, the Underwriter has the right to inspect the Contract Files [and] Trustee Mortgage Loan Files, the related manufactured homes [and] mortgaged properties and the related loan origination procedures to ensure conformity with the Final Prospectus and the Prospectus Supplement.

         CONTROLLING AGREEMENT: This Terms Agreement sets forth the complete agreement among the Company, DFC and the Underwriter and fully supersedes all prior agreements, both written and oral, relating to the issuance of the Underwritten Certificates and all matters set forth herein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Standard Provisions.

         COLLATERAL TERM SHEETS, STRUCTURAL TERM SHEETS AND COMPUTATIONAL
MATERIALS: The Underwriter hereby represents and warrants that (i) information provided by it and attached hereto as Exhibit A constitutes all "Collateral Term Sheets" (that are required to be filed with the Commission within two business days of first use under the terms of the Public Securities Association letter) disseminated by it in connection with the Underwritten Certificates and (ii) information provided by it and attached hereto as Exhibit B constitutes all "Structural Term Sheets" and "Computational Materials" disseminated by it in connection with the Underwritten Certificates.

         INFORMATION PROVIDED BY THE UNDERWRITER: It is understood and agreed that the information (i) set forth under the heading "Underwriting" in the Prospectus Supplement and the sentence regarding the Underwriter's intention to establish a market in the Underwritten Certificates on the Cover Page of the Prospectus Supplement, and (ii) classified as Collateral Terms Sheets, Structural Terms Sheets or Computational Materials, is the only information furnished by the Underwriter for inclusion in the Registration Statement and the Final Prospectus.

         TRUSTEE:  _________________________ will act as Trustee of the Trust.

         [CUSTODIAN:]

         BLUE SKY QUALIFICATIONS: The Underwriter specifies no jurisdictions and the parties do not intend to qualify the Underwritten Securities in any jurisdiction.

         STATE TAX OPINIONS:

         BLACKOUT PERIOD:  [None.]

         APPLICABLE LAW: THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [NEW YORK] WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                       A-3

         NOTICES: All communications hereunder will be in writing and effective only upon receipt and, if sent to the Underwriter, will be mailed, delivered or telegraphed and confirmed to the Underwriter at ___________________________________, Attention: ______________.

         REQUEST FOR OPINIONS: (a) The Company and DFC hereby request and authorize Hunton & Williams, as their counsel in this transaction, to issue on behalf of the Company and DFC, such legal opinions to the Underwriter, its counsel, the Trustee and the Rating Agencies as may be required by any and all documents, certificates or agreements executed in connection with this Agreement.

         (b) The Underwriter hereby requests and authorizes ________________________________, as its special counsel in this transaction, to issue on behalf of the Underwriter such legal opinions to the Company, DFC and Hunton & Williams, as counsel to the Company and DFC, as may be required by any and all documents, certificates or agreements executed in connection with this Agreement.


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                       A-4

         The Underwriter agrees, subject to the terms and provisions of the Standard Provisions, a copy of which is attached hereto, and which is incorporated by reference herein in its entirety and made a part hereof to the same extent as if such provisions had been set forth in full herein, to purchase the Underwritten Certificates.

                                                     [NAME OF UNDERWRITER]


                                                     By:________________________
                                                        Name:
                                                        Title:


Accepted and Acknowledged
As of the Date First
Above Written:

DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC

By:  DEUTSCHE FINANCIAL CAPITAL I CORP.

By:_______________________
   Name:
   Title:


DEUTSCHE FINANCIAL CAPITAL LIMITED LIABILITY COMPANY

By: OAKWOOD ACCEPTANCE CORPORATION, member


By:_______________________
   Name:
   Title:

By: DEUTSCHE FINANCIAL SERVICES CORPORATION, member


By:_______________________
   Name:
   Title:


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                       A-5

                                                                    Exhibit B-1





                                               _____________, 19__



[Name and Address
    of Underwriter(s)]

                  DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC
                        PASS-THROUGH CERTIFICATES, SERIES

Ladies and Gentlemen:

         We have acted as special counsel to Deutsche Financial Capital Securitization LLC, a North Carolina limited liability company (the "Issuer"), in connection with the formation by it of DFCS Trust 19__-_ (the "Trust"), the assets of which consist primarily of a pool of retail installment sales contracts (the "Contracts") secured by units of manufactured housing ("Manufactured Homes") [and] mortgage loans (the "Mortgage Loans," and, together with the Contracts, the "Assets") secured by first liens on one- to four-family residential real properties (the "Mortgaged Properties").

         The Trust was organized pursuant to a Pooling and Servicing Agreement (the "Series Agreement"), dated as of ___________, 19__, by and among the Issuer, Oakwood Acceptance Corporation ("OAC") in its capacity as servicer of the Contracts (the "Servicer"), and ___________________, as trustee (the "Trustee"). The Series Agreement incorporates by reference the Issuer's Standard Terms to Pooling and Servicing Agreement (March 1997 Edition) (the "Standard Terms," and, together with the Series Agreement, the "Pooling and Servicing Agreement"). We also have acted as special counsel to OAC in connection with its role as Servicer for the Trust. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

         The Trust is issuing today _____ Classes of certificates (collectively, the "Certificates"), which Classes are described in the Pooling and Servicing Agreement. The Classes _____ Certificates (the "Underwritten Certificates") are being sold to you today pursuant to a terms agreement (the "Terms Agreement"), dated as of _________, 19__, among the Issuer, Deutsche Financial Capital Limited Liability Company, a North Carolina limited liability company ("DFC") and you (the "Underwriter(s)") . This opinion is furnished to you in accordance with Section 6(d) of the Issuer's Underwriting Agreement Standard Provisions (March 1997) (the "Standard Provisions"), the terms of which are incorporated by reference into the Terms Agreement (the Terms Agreement together with the Standard Provisions being referred to collectively as the "Underwriting Agreement").

         In rendering the opinions expressed below, we have made such legal and factual examinations and inquiries as we have deemed necessary or advisable for the purpose of rendering this opinion, including but not limited to the examination of the following:

                  a. The Issuer's registration statement on Form S-3 (No. 333-______) (the "Registration Statement"), filed under the Securities Act of 1933, as amended (the "Act"), and the Prospectus and Prospectus Supplement, each dated __________, 19__ (collectively, the "Prospectus"), all relating to the Underwritten Certificates;


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      B1-1

[Name of Underwriter(s)]
_____________, 19__
Page 2


                  b.       The Pooling and Servicing Agreement;

                  c. The form of the Certificate evidencing each Class of Certificates;

                  d.       The Underwriting Agreement;

                  e. The Sales Agreement, dated as of ___________, 19__ (the "Sales Agreement"), between [DFC] [OAC], as seller, and the Issuer, as purchaser, pursuant to which the Issuer acquired the Assets;

                  f. The purchase agreement, dated as of ___________, 19__ (the "Purchase Agreement"), between the Issuer and [Oakwood Financial Corporation, a Delaware corporation ("OFC")], pursuant to which [OFC] is purchasing the Class _____ Certificates;

                  g.       The forms of Contract used by [DFC] [OAC] in
                           [      ] (each, a "Form Contract"), which forms have
                           been supplied by [DFC] [OAC] to us and to you in an attachment to a certificate of officers of [DFC] [OAC] and of certain of its affiliates dated the date hereof;

                  h. The Articles of Incorporation, Articles of Organization, Bylaws and Operating Agreements of each of the Issuer, Deutsche Financial Capital
                           I Corp., a North Carolina corporation
                           (the "Manager"), DFC and OAC, together with a certificate of existence from the State of North Carolina with respect to each of the Issuer, the Manager, DFC and OAC; and

                  i. Resolutions of each of the Manager and OAC pertaining to the subject transactions, each certified by an officer of OAC or the Manager, as appropriate.

         In rendering the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals, (ii) the conformity to the originals of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies, (iii) the genuineness of signatures not witnessed by us, (iv) the legal capacity of natural persons and (v) the due authorization, execution and delivery of all documents by all parties thereto and the validity and binding effect thereof (other than the authorization, execution and delivery of documents by the Issuer, the Manager, DFC and OAC and the validity and binding effect thereof upon the Issuer, the Manager, DFC and OAC, to the extent we express our opinion on such subjects below). Whenever the phrases "to our knowledge" or "known to us" are used in this opinion letter, they refer to the actual knowledge of the attorneys of this firm involved in the representation of the Issuer, the Manager, DFC and OAC in connection with the transactions described herein without independent investigation.


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      B1-2

[Name of Underwriter(s)]
_____________, 19__
Page 3


         In addition, we have relied, as to factual matters, upon representations included in the Sales Agreement, the Pooling and Servicing Agreement and the Underwriting Agreement (collectively, the "Agreements") and other agreements and documents delivered at the closing, and upon certificates of officers of the Manager, DFC, OAC and the Trustee, and upon certificates of public officials.

         In addition, for purposes of the opinions expressed in numbered paragraph 9 below, we have assumed (i) that all Contracts originated by [DFC]
[OAC] or its affiliates in the State of [        ] are in the form of one of
the Form Contracts and (ii) that no obligor under any Contract may avail himself or herself of any claim or defense based on grounds other than the form of such Contract, and that the blanks in the Contracts were completed in compliance with applicable federal and state laws.

         The obligations of the parties with respect to the Agreements are subject, with respect to their enforceability, to the provisions of federal and other applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting the enforcement of creditors' rights generally, now or hereafter in effect. Such obligations also are subject to usual equity principles, which may limit enforcement under state law of certain remedies, but which do not affect the validity of such documents.

                                       I.

         Based upon the foregoing and such other documents and information a review of which we have considered necessary for the purposes hereof, and subject to all the assumptions and qualifications set forth herein, we are of the opinion that:

                  1. Each of the Manager and OAC (a) is a corporation created, organized and existing under the laws of the State of North Carolina,
         (b) has paid all fees, taxes and penalties owed to the State of North Carolina, to the extent (i) payment of such fees, taxes and penalties is reflected in the records of the Secretary of State of the State of North Carolina and (ii) nonpayment of such fees, taxes and penalties would affect the existence of the Manager or OAC, as the case may be,
         (c) has delivered to the Secretary of State of the State of North Carolina its most recent annual report as required by the statutes of the State of North Carolina and (d) has not filed articles of dissolution.

                  2. Each of the Issuer and DFC (a) is a limited liability company created, organized and existing under the laws of the State of North Carolina, (b) has paid all fees, taxes and penalties owed to the State of North Carolina, to the extent (i) payment of such fees, taxes and penalties is reflected in the records of the Secretary of State of the State of North Carolina and (ii) nonpayment of such fees, taxes and penalties would affect the existence of the Issuer or DFC, as the case may be, (c) has delivered to the Secretary of State of the State of North Carolina its most recent annual report as required by the statutes of the State of North Carolina and (d) has not filed articles of dissolution.

                  3. Each of the Issuer, the Manager, DFC and OAC has the corporate power and authority to own its properties, to conduct its business as described in the Prospectus and to execute and deliver and perform under each of the Agreements and to enter into all the transactions contemplated under the Agreements, and has taken all necessary action to authorize the execution and delivery of and performance under the Agreements. The Agreements have been duly authorized, executed and delivered by each of the Issuer, DFC and OAC and constitute the legal, valid and binding obligations of each of the Issuer, DFC

MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      B1-3

[Name of Underwriter(s)]
_____________, 19__
Page 4


         and OAC, enforceable against the Issuer, DFC and OAC in accordance with their respective terms under North Carolina law, in the case of the Pooling and Servicing Agreement and the Sales Agreement, and under New York law, in the case of the Underwriting Agreement.

                  4. To our knowledge, there is no investigation, action, litigation or administrative proceeding of or before any court, tribunal or governmental body currently pending or threatened against the Issuer, the Manager, DFC or OAC (a) asserting the invalidity of the Agreements or the Certificates, (b) seeking to prevent the consummation of any of the transactions contemplated by the Agreements, (c) that would be likely to impair materially the ability of the Issuer, DFC or OAC to perform its obligations under any of the Agreements or to affect materially and adversely the validity or enforceability of any of the Agreements or the Certificates or (d) that could reasonably be expected to result in any material adverse change in the business, operations, financial conditions, properties or assets of the Issuer, DFC or OAC to carry on its business substantially as now conducted.

                  5. The execution, delivery and performance of the Agreements and the transactions contemplated thereby by the Issuer, DFC and OAC
         (a) will not violate any provision of the organizational papers of the Issuer, DFC or OAC, any existing law or regulation or (b) to our knowledge, result in a breach of, or constitute a default under, any order, judgment, writ, injunction or decree of any court or governmental authority applicable to the Issuer, DFC or OAC and, to our knowledge, will not conflict materially with or constitute a material breach of, or a default under, any mortgage, deed of trust, indenture, contract or other agreement to which the Issuer, DFC or OAC is a party or by which the Issuer, DFC or OAC may be bound.

                  6. Upon due execution and authentication by the Trustee of each Class of the Underwritten Certificates in accordance with the terms of the Pooling and Servicing Agreement, and upon payment for the Underwritten Certificates as provided for in the Underwriting Agreement, the Underwritten Certificates will be validly issued and outstanding and the holders thereof will be entitled to the benefits provided by the Pooling and Servicing Agreement.

                  7. No consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body or official is required under the laws of the United States of America or the State of North Carolina that, in our experience, are normally applicable to transactions of the type contemplated by the Agreements, for the consummation by the Issuer, DFC or OAC of the transactions contemplated by the Agreements, except such as have been obtained under the Act and such as may be required under state securities or "blue sky" laws of any jurisdiction in connection with the purchase and distribution by the Underwriter(s) of the Underwritten Certificates.

                  8. The Trust established pursuant to the Pooling and Servicing Agreement is not required, as a result of the offer and sale of the Certificates as contemplated by the Underwriting Agreement or Purchase Agreement, to be registered under the Investment Company Act of 1940, as amended.


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      B1-4

[Name of Underwriter(s)]
_____________, 19__
Page 5


                  9. Assuming due execution thereof, the Contracts originated by
         [DFC], [OAC] or one of their affiliates in the State of [             ]
         constitute the legal, valid and binding obligations of the respective obligors and the forms of Contract used by [DFC], [OAC] and their
         affiliates in [            ]  comply in all material respects as to
         form and content with the applicable laws of such state and with applicable federal laws.

                  10. The Registration Statement has become effective under the Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn and no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

                  11. The statements in the Prospectus under the captions "Description of the Certificates," "The Pooling and Servicing Agreements" and "ERISA Considerations," and the statements in the Prospectus Supplement under the captions "The Trust," "Description of the Underwritten Certificates" and "ERISA Considerations," insofar as such statements constitute a summary of the documents referred to therein, fairly summarize such documents and present the information called for by the Act and the rules and regulations promulgated under the Act.


                                       II.

         We have participated in various conferences with the officers and directors of the Manager and the Issuer's independent certified public accountants. In some conferences you and your counsel also participated. At those conferences, the contents of the Registration Statement and Prospectus were discussed and revised. Since the dates of those conferences, we have inquired of certain officers whether there has been any material change in the affairs of the Issuer.

         Because of the inherent limitations in the independent verification of factual matters, and the character of determinations involved in the preparation of registration statements under the Act, we are not passing upon, and do not assume any responsibility for, and make no representation that we have independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except as specifically set forth in paragraph 11 of Part I of our opinion above. Also, we do not express any opinion or belief as to the financial statements or other financial or statistical information contained or incorporated by reference into the Registration Statement. However, subject to the foregoing, on the basis of our participation in the conferences referred to above and our examination of the documents referred to herein, we advise you that: (a) in our opinion, the Registration Statement, when it became effective, and the Prospectus, as of its date and as of the date hereof (other than the financial statements, schedules and other financial data included therein or excluded therefrom or included in or excluded from the exhibits to the Registration Statement or incorporated therein by reference, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations promulgated thereunder; and (b) we do not know of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required. We note that the Pooling and Servicing Agreement will be filed as an exhibit to a Current Report of the Issuer on Form 8-K within 15 days of the date hereof. Further, nothing has come to our attention that leads us to believe that the Registration Statement, when it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein

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                                      B1-5

[Name of Underwriter(s)]
_____________, 19__
Page 6


or necessary to make the statements therein not misleading; or that the Prospectus, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements, in light of the circumstances under which they were made, not misleading; except that we make no statement with respect to the financial statements or other financial or statistical data included therein or incorporated therein by reference, including, but not limited to, the asset information under the heading "The Asset Pool" and the asset information and financial data under the headings "Maturity and Prepayment Considerations" and "Yield Considerations" in the Prospectus Supplement and the information set forth in the Prospectus under the heading "Maturity and Prepayment Considerations."

         We do not purport to express an opinion on any laws other than those of the State of North Carolina and the United States of America.

         We consent to reliance on this opinion letter by the Trustee and by [names of rating agencies] for their purposes in issuing letters rating the Underwritten Certificates. Except as provided in the preceding sentence, this opinion letter is for your benefit only and may not be relied upon by, nor may copies be delivered to, any other person without our prior written consent.

                                                     Very truly yours,





00558/02151/02453/08018

MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      B1-6

                                                                    Exhibit B-2





                                               __________ __, 19__



[Name and Address
  of Underwriter(s)]

[Name and Address
  of Rating Agency]

                 DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC
                       PASS-THROUGH CERTIFICATES, SERIES

Ladies and Gentlemen:

         We have acted as special counsel to Deutsche Financial Capital Securitization LLC, a North Carolina limited liability company (the "Issuer"), in connection with the formation by it of DFCS Trust 19__-__ (the "Trust"), the assets of which consist primarily of a pool of retail installment sales contracts (the "Contracts") secured by units of manufactured housing ("Manufactured Homes") [and] mortgage loans (the "Mortgage Loans," and, together with the Contracts, the "Assets") secured by first liens on one-to-four-family residential real properties (the "Mortgaged Properties").

         The Trust was organized pursuant to a Pooling and Servicing Agreement (the "Series Agreement"), dated as of _________ __, 19__, by and among the Issuer, Oakwood Acceptance Corporation ("OAC") in its capacity as servicer of the Contracts (the "Servicer"), and _____________________________, as trustee (the "Trustee"). The Series Agreement incorporates by reference the Issuer's Standard Terms to Pooling and Servicing Agreement (March 1997 Edition) (the "Standard Terms," and, together with the Series Agreement, the "Pooling and Servicing Agreement"). We also have acted as special counsel to OAC in connection with its role as Servicer for the Trust. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

         The Trust is issuing today [number] classes of certificates (collectively, the "Certificates"), which Classes are described in the Pooling and Servicing Agreement. The Classes ________________ Certificates (the "Underwritten Certificates") are being sold to you today pursuant to a terms agreement (the "Terms Agreement") dated ___________ __, 19__, among you (the "Underwriter"), the Issuer and Deutsche Financial Capital Limited Liability Company, a North Carolina limited liability company ("DFC"). This opinion is furnished to you in accordance with Section 6(e) of the Issuer's Underwriting Agreement Standard Provisions (March 1997) (the "Standard Provisions"), the terms of which are incorporated by reference into the Terms Agreement (the Terms Agreement together with the Standard Provisions being referred to collectively as the "Underwriting Agreement").

         In rendering the opinions expressed below, we have examined the following documents:

                  (a)      The Pooling and Servicing Agreement;


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      B2-1

[Name of Underwriter(s)]
__________ __, 19 __
Page 2


                  (b) The Sales Agreement, dated as of _____________ __, 19__ (the "Sales Agreement"), by and between DFC [OAC], as seller, and the Issuer, as purchaser, pursuant to which the Issuer acquired the Assets;

                  (c) Financing statements (the "Financing Statements") (1) relating to the Contracts and the payments thereon and proceeds thereof, naming [OAC] as debtor, DFC [OAC] as secured party and the Issuer as assignee,
                           (2) relating to the Assets and the payments thereon and proceeds thereof, naming DFC [OAC] as debtor, the Issuer as secured party and the Trustee as assignee, and (3) relating to the Assets and the payments thereon and proceeds thereof, the Issuer's rights under the Sales Agreement and to the [specify any reserve or other funds pledged or conveyed to the Trustee by the Issuer], naming the Issuer as debtor and the Trustee as secured party;

                  (d) The Underwriting Agreement (together with the Pooling and Servicing Agreement and the Sales Agreement, the "Agreements"); and

                  (e) The Purchase Agreement (the "Purchase Agreement"), dated as of ____________ __, 19__, between the Issuer and [Oakwood Financial Corporation, a Delaware corporation ("OFC")], pursuant to which [OFC] is purchasing the Class ________________ Certificates.

         For the purposes of this opinion:

                           (i) the "North Carolina UCC" means the Uniform
                  Commercial Code as in effect in the State of North Carolina;

                           (ii) "Money" means "money" as defined in Section
                  1-201 of the North Carolina UCC;

                           (iii) "Instruments" means "instruments" as defined in
                  Section 9-105(1)(i) of the North Carolina UCC;

                           (iv) "General Intangibles" means "general
                  intangibles" as defined in Section 9-106 of the North Carolina UCC; and

                           (v) "Chattel Paper" means "chattel paper" as defined
                  in Section 9-105(1)(b) of the North Carolina UCC.

         In rendering the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals, (ii) the conformity to the originals of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies, (iii) the genuineness of signatures not witnessed by us, (iv) the legal capacity of natural persons and (v) the due authorization, execution and delivery of all documents by all parties thereto and the validity, binding effect and enforceability thereof. We note that you have received today our opinion with respect to certain of the matters set forth in clause (v) of the preceding sentence. Whenever the

MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      B2-2

[Name of Underwriter(s)]
__________ __, 19 __
Page 3


phrase "to our knowledge" or "known to us" is used herein, it refers to the actual knowledge of the attorneys of this firm involved in the representation of the Issuer, DFC and OAC in connection with the transactions described herein without independent investigation.

         We have not examined the actual Contracts [or] Mortgage Notes, the assignments of the Contracts [or] the endorsements of the Mortgage Notes, any Mortgages or assignments thereof or any other Contract Documents or Mortgage Loan Documents (collectively, the "Asset Documents"), and we express no opinion concerning the conformity of any of the foregoing to the requirements of any of the Agreements. We have not examined the certificate of title, if any, pertaining to the ownership or status of title to the property securing any Contract and we express no opinion thereon. We also have not examined any title records as they pertain to ownership or status of title to the Mortgaged Property securing any Mortgage Note or the Real Property securing any Land Secured Contract. [We call to your attention that the Initial Certification of the Trustee delivered pursuant to Section 2.03(c)(1) of the Standard Terms identifies certain document deficiencies with respect to the Mortgage Loan Documents for certain Mortgage Loans. Consequently, certain assumptions made herein regarding the conformity of the Asset Documents to the requirements of any of the Agreements may not be true. We note that the Sales Agreement provides that, in some but not all circumstances, DFC [OAC] is required to repurchase or replace Assets to the extent of document deficiencies that are not cured.]

         We have requested CSC Networks (formerly known as Prentice Hall Legal & Financial Services) to review the UCC records maintained by the North Carolina Secretary of State and the Register of Deeds of Guilford County, North Carolina with respect to financing statements naming Oakwood Homes Corporation, [Oakwood Mobile], or the Issuer, as debtor. Our opinion expressed in numbered paragraph 3 below is rendered in reliance upon the results of that search and upon a certificate of officers of the respective companies relating thereto, dated the date hereof (the "Officers' Certificate"), and is based upon the assumptions (i) that no financing statements were filed against any of the aforementioned companies as of the dates through which the respective related search reports are current, which is no earlier than ____________ __, 19__, other than those reflected in such search reports, and (ii) that no financing statements have been filed against such companies since ______________ __, 19__. We assume no liability for the search reports. Each of DFC [OAC] and the Issuer has represented that the Assets formerly owned by it are subject to no liens, claims or encumbrances having priority over the Trustee's lien thereon.

         We do not purport to express an opinion on any laws other than those of the State of North Carolina and the United States of America.

         Based upon the foregoing and such other documents and information a review of which we have considered necessary for the purposes hereof, and subject to all other assumptions and qualifications set forth herein, we are of the opinion that:

                  1. In the event that either the transfer of the Assets by DFC [and OAC] to the Issuer or the transfer of the Assets by the Issuer to the Trustee is found not to be a "true sale," (a) DFC [and OAC] (i) has granted to the Issuer a valid security interest under Article 9 of the North Carolina UCC in the Contracts and the Mortgage Notes, and in the proceeds thereof to the extent provided in Section 9-306 of the North Carolina UCC, and (ii) has assigned to the Issuer a security interest in the Manufactured Homes, and (b) the Issuer (i) has either granted or assigned to the Trustee a valid security interest under Article 9 of the North Carolina UCC in the Contracts and the Mortgage Notes, and in the proceeds thereof to the

MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      B2-3

[Name of Underwriter(s)]
__________ __, 19 __
Page 4


         extent provided in Section 9-306 of the North Carolina UCC, and (ii) has assigned to the Trustee a security interest in the Manufactured Homes securing the Contracts.

                  [2. The Issuer has granted to the Trustee a valid security interest in the Money and Instruments comprising the [specify any fund pledged to the Trustee], and in the proceeds thereof to the extent provided in Section 9-306 of the North Carolina UCC.]

                  3. The Financing Statements are in appropriate form for filing in the office of the North Carolina Secretary of State and in the office of the Register of Deeds of Guilford County, North Carolina, and the due indexing of the Financing Statements among the UCC financing statement records in the office of the North Carolina Secretary of State and in the office of the Register of Deeds of Guilford County, North Carolina will be sufficient to perfect the security interests created by the Sales Agreement and by the Pooling and Servicing Agreement in the Contracts and in the proceeds thereof (to the extent a security interest in proceeds of the Contracts was created as provided in Section 9-306 of the North Carolina UCC) [and in that portion of the [specify any fund pledged by the Issuer to the Trustee] consisting of those items and types of collateral a security interest in which may be perfected by filing a financing statement under the North Carolina UCC]. Upon perfection of the Issuer's security interest in the Contracts and of the Trustee's security interest in the Contracts, no other security interest will be equal or prior to the Trustee's security interest in the Contracts and in the proceeds thereof to the extent provided in Section 9-306 of the North Carolina UCC.

                  [4. Manufactured Homes located in Virginia, North Carolina and South Carolina that do not become affixed to real estate are subject to the Virginia Motor Vehicle Code, the North Carolina Motor Vehicle Code and Chapter 19 of Title 56 of the Code of Laws of South Carolina, respectively. As such, a security interest in a Manufactured Home subject to the Virginia Motor Vehicle Code, the North Carolina Motor Vehicle Code or Chapter 19 of Title 56 of the Code of Laws of South Carolina generally is required to be noted on the certificate of title for such Manufactured Home issued by the Virginia Department of Motor Vehicles, the North Carolina Department of Motor Vehicles or the South Carolina Department of Highways and Public Transportation, respectively. [Based upon a representation from DFC [OAC] that each certificate of title or application therefor relating to Manufactured Homes located in Virginia, North Carolina or South Carolina lists DFC [OAC] or the Trustee as the first secured party or first lienor, DFC [OAC] or the Trustee has (or with respect to applications, will have upon issuance of a certificate of title identifying DFC [OAC] or the Trustee as first secured party or first lienor) a validly perfected first priority security interest in each Manufactured Home located in Virginia, North Carolina or South Carolina, and no other filing is required in order to continue such perfection.] ]

                  [5. The security interest of the Trustee in the Mortgage Notes and in those portions of the [specify any fund to be pledged by the Issuer to the Trustee] that constitute Money or Instruments and in the proceeds thereof (but only to the extent provided in Section 9-306 of the [applicable] UCC) will be perfected upon the delivery of the Mortgage Notes and such Money or Instruments to the Trustee. Upon such delivery, no other security interest will be equal or prior to the security interest of the Trustee in the Mortgage Notes and such Money or Instruments. No opinion is expressed with respect to the continued perfection of such security interest in the Mortgage Notes or such Money or Instruments in the event that the Trustee relinquishes possession thereof.]


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      B2-4

[Name of Underwriter(s)]
__________ __, 19 __
Page 5


         Our opinions with respect to the security interests of the Trustee in items of collateral other than the Manufactured Homes are subject to the following qualifications:

                  (a) we call to your attention that a security interest in proceeds is limited to the extent set forth in Section 9-306 of the North Carolina UCC;

                  (b) we have assumed, based on the certifications contained in the Officer's Certificate, that each item of collateral described herein exists and that DFC [OAC] has sufficient rights in all such collateral for the security interests therein granted to the Issuer pursuant to the Sales Agreement to attach and that the Issuer has sufficient rights in all such collateral for the security interests therein granted or assigned pursuant to the Pooling and Servicing Agreement to attach;

                  (c) we have assumed that payment for the Certificates has been made in accordance with the Underwriting Agreement and the Purchase Agreement and that payment for the Assets has been made in accordance with the Sales Agreement;

                  (d) we have assumed that the Contracts are Chattel Paper under the North Carolina UCC and the Mortgage Notes are Instruments as defined in the North Carolina UCC (but excluding any Instrument constituting a "certificated security" as defined in Section 8-102 of the North Carolina UCC);

                  (e) we have assumed, based on the certifications in the Officer's Certificate, that each Contract validly created a security interest in DFC [OAC] in the underlying Manufactured Home, which security interest attached;

                  (f) we have assumed (i) that payment for the Offered Certificates has been made in accordance with the Underwriting Agreement and (ii) that [Oakwood Financial Corporation (a Nevada corporation) ("OFC")] has made payment for the [Class X and Class R] Certificates to the Issuer in accordance with the agreement between the Issuer and [OFC] providing for such purchase and that the [Class X and Class R] Certificates have been executed and authenticated by the Trustee and delivered to [OFC] or its designee;

                  (g) we have assumed that each Contract is in one of the forms supplied by DFC [OAC] in the Officers' Certificate, in which case the Contracts are Chattel Paper under the North Carolina UCC;

                  (h) we have assumed, based upon the certifications in the Officer's Certificate, the due execution of each endorsement of each Mortgage Note, of an assignment or assignments of the Contracts and of an assignment in recordable form of each Mortgage (an "Assignment"), in each case from the originators thereof through any intervening endorsees or assignees to the Issuer and the validity of each such endorsement and assignment under relevant state law;


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      B2-5

[Name of Underwriter(s)]
__________ __, 19 __
Page 6


                  (i) we have assumed that, to the extent required by applicable state law, each Assignment of a Mortgage securing a Mortgage Loan necessary to reflect the transfer of such Mortgage from the related originator to the Trustee has been duly recorded in the proper recording office subject to no intervening recordations prior to the date of recordation of such Assignment. We note that Section _______ of the Standard Terms requires that the Issuer arrange for the recordation of such Assignments promptly following closing and, in any event, within one year after the Closing Date;

                  (j) we call to your attention that Section 552 of Title 11 of the United States Code (the "Bankruptcy Code") limits the extent to which property acquired by a debtor after the commencement of a proceeding under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such a proceeding;

                  (k) we have assumed that any collateral subject to a security interest that is perfected by delivery to or possession by the Trustee is, and will be continuously, located in the [state where Trustee is holding such collateral] and in the possession of the Trustee; we call to your attention that the perfection and the effect of perfection and non-perfection of the security interest of the Trustee may be governed by laws other than the laws of such state to the extent that collateral becomes located in a jurisdiction other than such state;

                  (l) we have assumed, based on Section 204 of the Standard Terms, that the Trustee has not received any notice as to any security interest in the Contracts or Mortgage Notes [specify any fund pledged to the Trustee], other than a notice with respect to the security interest of the Trustee;

                  (m) we have assumed based on the certifications in the Officer's Certificate, that each Mortgage Note is evidenced by only one original document; and

                  (n) we have assumed based on the certifications in the Officer's Certificate, that there are no agreements or understandings among the Issuer, DFC, the Trustee, the Servicer or any other party which would modify, release, terminate or delay the attachment of the security interest granted to the Trustee under the Pooling and Servicing Agreement.

         As to factual matters, we have relied upon representations included in the Agreements, in documents delivered at the closing, upon certificates of officers of OAC, the Issuer, DFC and the Trustee, and upon certificates of public officials. Without limiting the foregoing, we have relied upon representations and warranties in the Agreements or upon certificates of OAC, the Issuer, DFC or the Trustee:

                  (a) that DFC [OAC] has the full right to sell each Asset to the Issuer and that the Issuer has the full right to sell each Asset to the Trustee, and that, upon authorization, execution and delivery of the Sales Agreement by all parties thereto, the Issuer will be the sole beneficial owner of each Asset free and clear of liens, encumbrances (except the lien created by the Pooling and Servicing Agreement), and that the Issuer has not assigned any interest or participation in any Asset other than to the Trustee that has not been released;


MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      B2-6

[Name of Underwriter(s)]
__________ __, 19 __
Page 7


                  (b) that each Asset was acquired by each of DFC, [OAC,] the Issuer and the Trustee in the ordinary course of their respective businesses, in good faith, for value and without notice that it is overdue or has been dishonored or of any defense against or claim to it on the part of any person;

                  (c) as to the absence of any actual or constructive knowledge or notice by DFC, [OAC,] the Issuer or the Trustee of any interest contrary to the Trustee's interests under the Pooling and Servicing Agreement;

                  (d) that the Trustee is not an affiliate of the Issuer; and

                  (e) that the Obligor's debt evidenced by any Contract is not separately evidenced by any promissory note or other Instrument.

         We do not express any opinion as to:

                  (1) the priority of any security interest as against any claim or lien in favor of the United States or any State or any agency or instrumentality of the United States or any State (including, without limitation, federal tax liens, liens under the Employee Retirement Income Security Act of 1974, as amended, or claims given priority pursuant to 31 U.S.C. ss. 3713);

                  (2) the priority of any security interest as against any liens, claims, or other interests that arise by operation of law and do not require any filing or similar action in order to take priority over a prior perfected security interest under the UCC of any relevant jurisdiction;

                  (3) the priority of any security interest as against the rights of any purchaser of any of the Assets who gives new value for and takes possession of such Assets in the ordinary course of his business without knowledge that any such Asset is subject to a security interest as described in Section 9-308 of the North Carolina UCC or against a purchaser of any of the Assets (including a secured party) who could be afforded priority under Section 9-309 of the North Carolina UCC;

                  (4) the priority of any security interest as against a lien creditor (as defined in Section 9- 301(3) of the North Carolina UCC) who attached or levied prior to the perfection of the security interest of the Trustee;

                  (5) the priority of any security interest as against a lien creditor to the extent the security interest purports to secure future advances or other extensions of credit subsequent to the date hereof other than advances made pursuant to commitments existing on the date of attachment by such lien creditor;

                  (6) the priority of any security interest in collateral constituting proceeds of collateral subject to a third party's security interest;

                  (7) the priority of any security interest as against another secured party in possession of the related collateral prior to the perfection of the Trustee's security interest through filing of the Financing Statements;


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[Name of Underwriter(s)]
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Page 8



                  (8) the priority of any security interest as against a security interest perfected (i) without possession pursuant to Sections 8-313(1)(i) and 8-321 of the North Carolina UCC or Sections 9-304(4) or
         (5) of the North Carolina UCC or (ii) without filing pursuant to Sections 9-304(4) or (5) of the North Carolina UCC;

                  (9) the priority of any security interest as against a purchase money security interest that could be perfected without possession pursuant to Section 8-313(1)(h) of the North Carolina UCC or that could be afforded priority under Section 9-312(4) of the North Carolina UCC;

                  (10) the priority of any security interest as against the rights of any person against whom the transfer to DFC, [OAC,] the Issuer or the Trustee was "wrongful" within the meaning of Section 8-315 of the North Carolina UCC;

                  (11) the priority of any security interest as against a security interest perfected under the laws of another jurisdiction to the extent the collateral subject to such security interest was located in such jurisdiction within four months prior to the perfection of the security interest of the Issuer or the Trustee;

                  (12) the priority of any security interest as against any person who has entered into a subordination agreement or intercreditor agreement with the Issuer or the Trustee with respect to any of the collateral covered by the opinions set forth above; and

                  (13) whether or to what extent particular items included in the [specify any fund pledged to Trustee] may constitute Money or Instruments.

         With respect to the Financing Statements, we call your attention to the fact that the effectiveness of the Financing Statements will terminate (i) unless appropriate continuation statements are filed within the time period prescribed by relevant state law; (ii) with respect to collateral acquired more than four months after any name change by the debtor, unless new appropriate financing statements indicating the new name of the debtor are properly filed before the expiration of four months after the debtor changes its name; and
(iii) four months after any relocation by the debtor of its chief executive office or principal place of business to a new jurisdiction, unless such security interest is perfected in such new jurisdiction within such time.

         [We do not purport to express an opinion on any laws other than those of the Commonwealth of Virginia, the State of North Carolina and the United States of America, except to the extent that the opinion expressed in numbered paragraph 4 above relates to matters of South Carolina law.]


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




[Name of Underwriter(s)]
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Page 9

         We consent to reliance on this opinion letter by you and by (i) the Trustee and (ii) [Underwriters' counsel], with respect to all matters of North Carolina, South Carolina and Virginia law covered hereby, for the purpose of rendering their opinion to the Underwriters. Except as provided in the preceding sentence, this opinion letter is for your benefit only and may not be relied upon by, nor may copies be delivered to, any other person without our prior written consent.

                                                     Very truly yours,




00558/00736/01015/02151/02453/05993/08018

MARCH 1997 UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                      B2-9

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